SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) August 1, 2000

Mark IV Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of incorporation)	1-8862 (Commission File Number)	23-1733979 (IRS Employer ID Number)

501 John James Audubon Parkway, P.O. Box 810, Amherst, New York, 14266-0810
(Address of principal executive offices)                                                        (Zip Code)

Registrant's Telephone Number, including area code:                               (716)-689-4972

(Former name or former address, if changed since last report)

Item 5. Other Events

        Pursuant to the Rights Agreement, dated as of May 17, 1995, between Mark IV Industries, Inc. (the “Company”) and American Stock Transfer & Trust Company, as Rights Agent, the Board of Directors of the Company (the “Board”) declared a dividend of one right (“Right”) for each outstanding share of the Company’s common stock, par value $.01 per share (the “Common Stock”), to stockholders of record at the close of business on June 2, 1995. Each Right entitles the registered holder to purchase from the Company a unit consisting of one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $.01 per share (the “Preferred Stock”), at a Purchase Price of $80.00 per unit of one one-hundredth of a share, subject to adjustment. The Rights Agreement was subsequently amended on May 19, 1999, May 25, 2000 and May 26, 2000 (collectively with the Fourth Amendment, as defined below, the “Rights Agreement”). The description and terms of the Rights are set forth in the Rights Agreement.

        At a Special Meeting of the Board of Directors held on August 1, 2000, the Board approved a fourth amendment to the Rights Agreement, dated and effective as of August 1, 2000 (the “Fourth Amendment”). The Fourth Amendment was entered into in connection with the amendment as of August 1, 2000 of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 26, 2000, between the Company and MIV Acquisition Corporation (“Merger Sub”). The Fourth Amendment amends the definition of the Merger Agreement in section 1(k) of the Rights Agreement to include any amendments to the Merger Agreement.

        The Fourth Amendment also revises Section 7(a) of the Rights Agreement by amending the definition of the “Expiration Date” of the Rights so that the Rights will now expire on the earlier of (i) the close of business on June 2, 2005 or (ii) the time at which the Rights are redeemed as provided in Section 23 of the Rights Agreement or (iii) at the Effective Time (as defined in the Merger Agreement) of the Merger between the Company and Merger Sub.

        A Copy of the Fourth Amendment is filed herewith as Exhibit 99.5. Copies of the Rights Agreement are available free of charge from the Company. This summary description of the Fourth Amendment to the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements of Business Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Exhibits.

99.1.	Rights Agreement, dated as of May 17, 1995, between Mark IV Industries, Inc. and American Stock Transfer & Trust Company, as Rights Agent.(1)

99.2.	First Amendment to the Rights Agreement, dated as of May 19, 1999.(2)

99.3.	Second Amendment to the Rights Agreement, dated as of May 25, 2000, between Mark IV Industries, Inc. and American Stock Transfer & Trust Company, as Rights Agent.(3)

99.4.	Third Amendment to the Rights Agreement, dated as of May 26, 2000, between Mark IV Industries, Inc. and American Stock Transfer & Trust Company, as Rights Agent. (3)

99.5.	Fourth Amendment to the Rights Agreement, dated as of August 1, 2000, between Mark IV Industries, Inc. and American Stock Transfer & Trust Company, as Rights Agent.**

(1) Incorporated by reference to the Company's Form 8-K, dated as of May 25, 1995

(2) Incorporated by reference to the Company's Form 8-K, dated as of June 2, 1999.

(3) Incorporated by reference to the Company's Form 8-K, dated as of May 31, 2000.

** Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARK IV INDUSTRIES, INC. By: /s/ Richard L. Grenolds Richard L. Grenolds Vice President and Chief Accounting Officer

Dated: August 8, 2000

EXHIBIT INDEX

Exhibit Number	Description	Page

99.1.	Rights Agreement, dated as of May 17, 1995, between Mark IV Industries, Inc. and American Stock Transfer & Trust Company, as Rights Agent. (1)

99.2.	First Amendment to the Rights Agreement, dated as of May 19, 1999.(2)

99.3.	Second Amendment to the Rights Agreement, dated as of May 25, 2000, between Mark IV Industries, Inc. and American Stock Transfer & Trust Company, as Rights Agent. (3)

99.4.	Third Amendment to the Rights Agreement, dated as of May 26, 2000, between Mark IV Industries, Inc. and American Stock Transfer & Trust Company, as Rights Agent. (3)

99.5.	Fourth Amendment to the Rights Agreement dated as of August 1, 2000, between Mark IV Industries, Inc. and American Stock Transfer & Trust Company, as Rights Agent. **

(1) Incorporated by reference to the Company's Form 8-K, dated as of May 25, 1995

(2) Incorporated by reference to the Company's Form 8-K, dated as of June 2, 1999.

(3) Incorporated by reference to the Company's Form 8-K, dated as of May 31, 2000.

** Filed herewith.